Focused on Value Creation
for Our Shareholders
June 2011

Forward-looking statements are made throughout this presentation.  These forward-looking statements are sometimes identified by the use of terms and phrases such as "believe," "should," "would," "expect," "project," "estimate,"
"anticipate," "intend," "plan," "will," "can," "may," or similar expressions elsewhere in this presentation.  All forward-
looking statements are subject to a number of important factors, risks, uncertainties, and assumptions that could cause actual results to differ materially from those described in any forward-looking statements.  These factors and risks include, but are not limited to, general economic conditions, demand for new housing, accuracy of certain accounting assumptions, changes in actual or forecasted cash flows, competitive pressures, future sales volume, significant increases in the costs of certain commodities, timely implementation of price increases, successful execution of cost saving strategies, changes in tax laws, integration risks associated with recent acquisitions, changes in weighted average shares for diluted EPS, increases in transportation costs, and other financial, operational, and legal risks and uncertainties detailed from time to time in Temple-Inland’s cautionary statements contained in its filings with the SEC.  Temple-Inland disclaims and does not undertake any obligation to update or revise any forward-looking statement in this presentation except as required by law.  Temple-Inland notes that forward
-looking statements made in connection with a tender offer are not subject to the safe harbors created by the Private
Securities Litigation Reform Act of 1995.  Temple-Inland is not waiving any other defenses that may be available under applicable law.

This presentation includes non-GAAP financial measures. The required reconciliations to GAAP financial measures are included on our website, www.templeinland.com.

Agenda
• Our response to International Paper’s unsolicited proposal
• Our strong track record creating shareholder value
• We are well-positioned to capitalize on favorable industry dynamics
• We are poised to continue creating superior and sustainable value for our shareholders

Our Response to International
Paper’s Unsolicited Proposal

Our Rejection of International Paper’s Unsolicited
Proposal
• On June 6, International Paper Company (“IP”) announced its Proposal (“the Proposal”¹) to acquire
 Temple-Inland Inc. (“Temple-Inland”) for $30.60 per share in cash
• The Proposal grossly undervalues Temple-Inland because it does not reflect the value of:
 − our accelerating growth in earnings and ROI
− our significant outperformance of “precedent transactions” referenced by IP in the Proposal
• The Proposal is opportunistic given:
 − fundamental changes occurring in the corrugated packaging industry
 − significant benefits to come from our previously announced Box Plant
  Transformation II
 − current weakness in housing markets
• Our management team has a track record of creating significant value for our shareholders
• The Proposal likely will face prolonged and rigorous investigation by antitrust enforcers
• The Proposal has a number of statements we disagree with, including facts relating to our debt balance
1 The use of “Proposal” herein refers to and includes written materials provided to Temple-Inland by International Paper in connection with the Proposal.

Temple-Inland Expects its Accelerating EPS and EBITDA will
Deliver Superior Value to Shareholders...
Source: Public filings; EPS before special items; projections per IBES median estimates
1 Historical ROI per 10-K. Historical and projected ROI calculated as EBIT over total assets less non-debt related current liabilities less municipal bonds related to capital leases included in other assets and less financial assets of special purpose entities. Based on beginning of the year balance sheet. EBIT, EBITDA and EPS for 2011 and 2012 per IBES median estimates, 2011E total assets and non-debt related current liabilities per IBES median estimates; assumes municipal bonds related to capital leases included in other assets and financial assets of special purpose entities are constant.
2 2011E and 2012E represent total debt.
Over the last 3 years Temple-Inland’s forward EBITDA multiple has averaged approximately 7x

…Driven by Industry Leading ROA
Source: Public filings
Notes:
(1) EBIT excludes special items - For TIN, IP and Weyerhaeuser as reported by segment; for PCA, Gross Profit-selling and administrative expenses; for SSCC, for containerboard, corrugated containers and reclamation operations
(2) Adjustments to EBIT - For SSCC, beginning in 2007, working capital interest was no longer charged to operations. Based on restatement of 2006 and 2005 data, EBIT is adjusted upward by $70 million for the years 2004 and 2003.
(3) Assets (beginning of year) - For TIN, IP and Weyerhaeuser as reported by segment adjusted for acquisitions made in Q3 2008; for PCA, consolidated Total Assets; for SSCC, consolidated Total Assets excluding Consumer Packaging prior to 2007. On January 26, 2009 SSCC filed for Chapter 11
Bankruptcy and emerged on June 30, 2010. For 2010, the Successor Total Assets (after adjustments for the Plan of Reorganization and Fresh Start) is used. For 2009, the Successor Total Assets, adjusted for actual cash and cash equivalents is used.
(4) Restatements - Most recent reported data used to replace prior data, as reported, when available.

IP’s Proposal…
• The Proposal refers to Temple-Inland’s net debt balance of $828 million
− Our actual net debt is $737 million, a figure that can be derived from information in our latest 10-Q - this represents a difference of $91 million in our shareholders’ favor
• The Proposal refers to a liability associated with the sale of our timber assets of $385 million
− Excluding any tax benefits the present value of the liability is actually   approximately $184 million
 − Including the utilization of $281 million of AMT credits primarily associated with the sale of our timber assets, the present value is a positive $60-70 million
• Importantly, the “precedent transactions” cited by IP are simply not comparable
− Temple-Inland has generated higher returns than Smurfit-Stone Container Corporation’s (“SSCC”) and
 Weyerhaeuser’s (“WY”) corrugated packaging operations
− The substantial increase in the merger consideration received by SSCC’s shareholders must be taken into
 account and significantly changes the   transaction metrics

IP’s Portrayal of the Proposal’s 2011E EBITDA
Multiple is Self-serving…
(1) Source: Letters dated May 19, 2011 and May 27, 2011 from Mr. John V. Faraci to Mr. Doyle R. Simons.
(2) Reflects adjustment of net debt from $828 million per IP’s letter to Temple-Inland’s current net debt of $737 million per latest 10Q as of April 2, 2011.
(3) Reflects exclusion of timber liability of $385 million mentioned in IP’s letter.

…And IP Has Chosen to Highlight “Precedent Transactions” That Involved
Operations with Demonstrably Inferior Performance to Our Assets
The “precedent transactions” referred to in IP’s Proposal refer to assets which had demonstrably lower returns than those of Temple-Inland
Source: Public filings
Notes:
(1) EBIT excludes special items - For TIN and Weyerhaeuser as reported by segment; for SSCC, for containerboard, corrugated containers and reclamation operations
(2) Adjustments to EBIT - For SSCC, beginning in 2007, working capital interest was no longer charged to operations. Based on restatement of 2006 and 2005 data, EBIT is adjusted upward by $70 million for the years 2004 and 2003.
(3) Assets (beginning of year) - For TIN, IP and Weyerhaeuser as reported by segment adjusted for acquisitions made in Q3 2008; or SSCC, consolidated Total Assets excluding Consumer Packaging prior to 2007. On January 26, 2009 SSCC filed for Chapter 11 Bankruptcy and emerged on June
30, 2010. For 2010, the Successor Total Assets (after adjustments for the Plan of Reorganization and Fresh Start) is used. For 2009, the Successor Total Assets, adjusted for actual cash and cash equivalents is used.
(4) Restatements - Most recent reported data used to replace prior data, as reported, when available.

…IP’s Characterization of the “Precedent” Smurfit-Stone
Transaction Tells Only One Side of the Story
 • Rock-Tenn announced synergies well below precedents due to very limited operational overlap
 • Temple-Inland’s historic ROA has been substantially in excess of that of Smurfit-Stone
EBITDA
Multiple
Premia3
Source: Company filings and press release, Capital IQ; market data as of 27-May-2011
Note: Multiples exclude impact of pensions.
(1) Transaction closed on 27-May-2011.
(2) Price increase between announcement and closing.
(3) 1 day prior share price based upon Smurfit-Stone closing price of $27.52 on 21-Jan-2011. 30 and 60 day average prices are based upon the average share price computed using share prices for the 30 and 60 trading days prior to announcement. The average 30 day and 60 day average trading prices are $26.30 and $25.00, respectively.

Opportunistically Timed Proposal

…And there is little or no market value ascribed to Temple-Inland’s building products operations
IP’s Proposal front-runs significant future benefits associated with fundamental changes occurring in the corrugated packaging industry and our Box Plant Transformation II

Proposed Transaction Raises Serious Regulatory
Issues

• A combined IP/TIN would have an almost 40% share of North America containerboard capacity

• The potential acquisition is likely to face a prolonged and rigorous investigation by antitrust enforcers and an uncertain outcome
North American Containerboard Capacity Share1
Source: RISI
(1) Note: Analysis above utilizes containerboard capacity shares rather than corrugated capacity shares, due to the unavailability of corrugated capacity shares for all large players in the industry. Temple-Inland’s management believes that the combined corrugated capacity share of International Paper and Temple-Inland is approximately 40 percent.

Temple-Inland’s Strong Track
Record of Creating Shareholder
Value

Temple-Inland has the Highest Total Shareholder
Return in the Industry Since its Creation…

Note: Since Spin-off (31-Dec- 2011) until 2-Jun-2011

…Driven by Increasing ROI and Dividends

Source: Public filings
1 Historical ROI per 10-K. ROI calculated as EBIT over total assets less non-debt related current liabilities less municipal bonds related to capital leases included in other assets and less financial assets of special purpose entities. Based on beginning of the year balance sheet.

…While Significantly Reducing Our Debt

• Projected to reach debt target by early 2012
• Investment grade rating by S&P and Moody’s
• 6.65 million share repurchase authorization
Source: Public filings

Temple-Inland is Well-Positioned to
Benefit from Favorable Industry
Dynamics

Industry Operating Rates Remain High
Industry capacity changes have resulted in high operating
rates despite lower demand levels
Source: RISI

…Inventories Continue to Decline
Source: Fibre Box Association (FBA)

…While Demand is Expected to Return to Pre-
Recession Levels
12%
4%
Source: RISI

…Driving Anticipated Favorable Long-Term
Pricing Trend
1993-1999
Average: $372
2000-2005
Average: $409
2006-2009
Average: $530
2010-2015
Estimated Average: $679
Source: RISI
Improved industry fundamentals have led to
reduced volatility and higher average prices

RockTenn / Smurfit-Stone Transaction Improves
Industry Fundamentals

Temple-Inland is Poised to Continue to
Deliver Superior and Sustainable Value
for Shareholders

Create Superior and Sustainable Value

26
Corrugated Packaging Strategic Initiatives

• Maintain high integration level
    - Box plant consumption = mill capacity
• Drive for low cost
 - Asset utilization and manufacturing excellence
• Improve mix and margins
   - Sales excellence
• Profitably grow business
   - Organically / Acquisition
Execution of Strategic Initiatives Drives ROI

27
Integration Level - Highest in the Industry

Source: Company reports
Temple-Inland is the most integrated producer of corrugated containers

28
Temple-Inland Operates a Low Cost Mill System

Temple-Inland
Company A
Company B
Company C
Company D

Corrugated Packaging Strategic Initiatives
• Drive Low Cost and Increase Asset
 Utilization
 – Fewer Plants
 – Fewer Machines
 – Fewer Positions
• Improve Mix & Margins

C
U
L
T
U
R
E
Lower cost and higher margins

Box Plant Transformation Drives Costs Down

Box Plant Transformation will reduce cost by
an anticipated $180 million annually and generate 40%+ returns
67
51
348
194
7,911
5,837
2006 Pro-Forma 2013
(24%)
(44%)
(26%)
$90 million in expected annual benefits associated with
Box Plant Transformation II are still ahead of us

Improve Mix and Margins
Cumulative Tons
Customer Portfolio
“Sell to the left”

Profitably Grow Our Business
Successful Acquisition
Track Record
•PBL acquisition
 – $20 million of synergies
 – $30 million from white-top
 – 60% ROI
Box Shipment Growth
(2004-2010)
Source: Fibre Box Association (FBA), Average Week

Industry Leading ROA
(4) Restatements - Most recent reported data used to replace prior data, as reported, when available.

34

Building Products Strategic Initiatives
• Deliver tailored portfolio of building products
 – Products for new home, repair and remodeling and
 commercial markets
• Drive low cost
 – Manufacturing excellence
• Serve preferred markets
 – Favorable demographics
• Profitably grow business

35
Low Cost Building Products Operations

Buna
Pineland
Diboll
Rome
SWL
Lumber
Cost
Position
1st
Quartile
2nd
Quartile
3rd
Quartile
4th
Quartile
Gypsum
Cost
Position
Cumberland
Fletcher
W. Memphis
McQueeney
Panels
Cost
Position
Monroeville
Hope
Diboll
Thomson
PB
MDF
El Dorado
Mt. Jewett
80% of Building Products operations are in the first quartile
1st
Quartile
2nd
Quartile
3rd
Quartile
4th
Quartile
1st
Quartile
2nd
Quartile
3rd
Quartile
4th
Quartile
Source: Beck & RISI studies and internal analysis

36

…Drives Solid Performance
Housing Starts
Building Products EBITDA
2006
2007
2008
2009
2010
$8
$17
$22

Temple-Inland’s Focus on Value Creation

Temple-Inland drives shareholder value by
disciplined application of capital
- High returns on invested capital
- Capital allocation process is disciplined and
shareholder friendly
Return on Investment
Capital Allocation
• Grow Dividends
• Repurchase Shares
• High Return Investments /
 Acquisitions

Focused on Value
Creation For Our
Shareholders